UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2021

ELECTRIC LAST MILE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39457	84-2308711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1055 W. Square Lake Road Troy, Michigan	48098
(Address of principal executive offices)	(Zip Code)

(888) 825-9111

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ELMS	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock, each at an exercise price of $11.50 per share	ELMSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2021, the Board of Directors (the “Board”) of Electric Last Mile Solutions, Inc. (the “Company”) issued equity incentive awards to a number of the Company’s key employees under the Company’s 2020 Incentive Plan (the “Plan”). Among the employees who received awards were the following named executive officers of the Company: the Chief Executive Officer and President (the principal executive officer) of the Company, James Taylor; the Chief Financial Officer (the principal financial officer) of the Company, Albert Li; and the Executive Chairman of the Company, Jason Luo.

Mr. Taylor received a grant of 3,300,000 restricted stock units, Mr. Li received a grant of 600,000 restricted stock units, and Mr. Luo received a grant of 6,000,000 restricted stock units (collectively, the “Earnout RSUs”). Fifty percent (50%) of the Earnout RSUs will vest if the closing price per share of the Company’s common stock equals or exceeds $14.00 for any twenty trading days in any thirty consecutive day trading period during the thirty-six month period following June 25, 2021 (the “Closing Date”), the closing date of the Company’s business combination contemplated by the Agreement and Plan of Merger, dated December 10, 2020, by and among the Company and the other parties named therein (the “Merger Agreement”), and 50% of the Earnout RSUs will vest if the closing price per share of the Company’s common stock equals or exceeds $16.00 for any twenty trading days in any thirty consecutive day trading period during the thirty-six month period following the Closing Date. These awards are consistent with the Merger Agreement and the Company’s intention to make such awards previously disclosed on page 167 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 9, 2021, except that Mr. Taylor’s grant was increased to 3,300,000 restricted stock units from the 3,000,000 restricted stock units originally disclosed. If the employment with the Company of Mr. Taylor, Mr. Li, or Mr. Luo is terminated for any reason, all of such officer’s Earnout RSUs that have not vested as of the date of such termination will be forfeited as of the date of such termination. In addition, upon a change in control (as defined in the Plan) of the Company, any Earnout RSUs that have not yet vested, or for which the applicable closing price has been met or exceeded but for which shares have not yet been issued, will be deemed earned and vested and settled by the issuance of one share per earned Earnout RSU immediately prior to the consummation of the change in control.

The description of the Earnout RSUs granted to Mr. Taylor, Mr. Li, and Mr. Luo is qualified in its entirety by reference to the Plan, which is included as Exhibit 10.1 hereto and is incorporated herein by reference, and by reference to the Form of Restricted Stock Unit Award Agreement (Earnout Shares) previously approved by the Board, which is included as Exhibit 10.2 hereto and is incorporated herein by reference.

In addition to the Earnout RSUs, Mr. Taylor received a grant of 250,000 time-vesting restricted stock units and 250,000 performance-vesting restricted stock units, Mr. Li received a grant of 50,000 time-vesting restricted stock units and 50,000 performance-vesting restricted stock units, and Mr. Luo received a grant of 250,000 time-vesting restricted stock units and 250,000 performance-vesting restricted stock units. The time-vesting restricted stock units will vest as follows: 33.3% will vest on each of January 2, 2022, January 2, 2023, and January 2, 2024, provided that the officer receiving such grant continues to be employed with the Company on each of such vesting dates. The performance-vesting restricted stock units are subject to the achievement of two equally weighted performance goals relating to financial and operational milestones. Upon affirmation by the Board that one or both of the performance goals have been met, one-third of the total restricted stock units that are eligible for vesting will vest, and an additional one-third of the total restricted stock units that are eligible for vesting will vest on each of the two subsequent anniversaries of such affirmation. If the employment with the Company of Mr. Taylor, Mr. Li, or Mr. Luo is terminated for any reason, all of such officer’s time-vesting and performance-vesting restricted stock units that have not become earned and vested as of the date of such termination will be forfeited as of the date of such termination. In addition, if the performance period applicable to the performance-vesting restricted stock units ends without the applicable performance goals having been achieved, such performance-vesting restricted stock units will be forfeited as of the last day of such performance period. Further, upon a change in control (as defined in the Plan) of the Company, any time-vesting and performance-vesting restricted stock units that have not yet become earned or vested will be deemed earned and vested and settled by the issuance of one share per earned restricted stock unit immediately prior to the consummation of the change in control.

The description of the time-vesting and performance-vesting restricted stock units granted to Mr. Taylor, Mr. Li, and Mr. Luo is qualified in its entirety by reference to the Plan, which is included as Exhibit 10.1 hereto and is incorporated herein by reference, and by reference to the Form of Restricted Stock Unit Award Agreement (Time & Performance Vesting) filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Electric Last Mile Solutions, Inc. 2020 Incentive Plan (incorporated herein by reference to Exhibit 4.3 to the Registration Statement on Form S-8 (File No. 333-259172), filed with the SEC on August 30, 2021).

10.2	Form of Restricted Stock Unit Award Agreement (Earnout Shares) (incorporated herein by reference to Exhibit 10.17 to the Current Report on Form 8-K (File No. 001-39457), filed with the SEC on June 30, 2021).

10.3	Form of Restricted Stock Unit Award Agreement (Time & Performance Vesting).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2021

ELECTRIC LAST MILE SOLUTIONS, INC.

By:	/s/ Albert Li
Name:	Albert Li
Title:	Chief Financial Officer

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